                                                                  EXHIBIT 99.10
                                                                  EXECUTION COPY

       CONFIRMATION FOR U.S. DOLLAR BALANCE GUARANTEED INTEREST RATE SWAP
                     TRANSACTION UNDER 2002 MASTER AGREEMENT
                           (CLASS AN-FL CERTIFICATES)

DATE:    March 30, 2006
TO:      ML-CFC Commercial Mortgage Trust 2006-1
         c/o LaSalle Bank National Association
ATTN:    Global Securities and Trust Services Group-
         ML-CFC Commercial Mortgage Trust 2006-1,
         Commercial Mortgage Pass-Through Certificates,
         Series 2006-1
FAX NO:  (312) 904-1085
TEL NO:  (312) 992-2191

OUR REF: 06DL06253
FROM:    Merrill Lynch Capital Services, Inc.

CONTACT: Hui Sun Kwei

FAX NO:  1-917-778-0836
TEL NO:  1-212-449-8253

Dear Sir/Madam,

          The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between ML-CFC COMMERCIAL MORTGAGE
TRUST 2006-1 and MERRILL LYNCH CAPITAL SERVICES, INC. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").
This letter agreement constitutes a "Confirmation" as referred to in the ISDA
Master Agreement specified below.

          The definitions and provisions contained in the 2000 ISDA Definitions
(as published by the International Swaps and Derivatives Association, Inc., the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement dated and effective as of March 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
Wachovia Bank, National Association, as Master Servicer, Midland Loan Services,
Inc., as Special Servicer, and LaSalle Bank National Association, as Trustee
(the "Pooling and Servicing Agreement").

          This Confirmation supplements, forms part of, and is subject to, the
ISDA Master Agreement (including the Schedule thereto) dated as of March 30,
2006, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          In this Confirmation, "Party A" means Merrill Lynch Capital Services,
Inc., and "Party B" means ML-CFC Commercial Mortgage Trust 2006-1.

1.   The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount:         With respect to each Distribution Date, for
                                   both Fixed Amounts and Floating Amounts, the
                                   total Certificate Principal Balance of the
                                   Class AN-FL Certificates as of the close of
                                   business on the last day of the calendar
                                   month immediately preceding such Distribution
                                   Date (with respect to the Payment Date(s)
                                   related to the first Distribution Date, the
                                   Notional Amount shall be $100,000,000).

          Trade Date:              March 22, 2006

          Effective Date:          March 30, 2006

          Termination Date:        The earlier of: (a) the Rated Final
                                   Distribution Date (as defined in the Pooling
                                   and Servicing Agreement) in February of 2039;
                                   or (b) the date when the Notional Amount
                                   hereunder has been reduced to zero, in each
                                   case subject to adjustment in

                                   accordance with the Following Business Day
                                   Convention.

          Initial Up-front         $467,160.00, to be paid on the Effective
          Payment by Depositor     Date.
          to Party A (as defined
          in the Pooling and
          Servicing Agreement)
          or its affiliate:

          Initial Accrual          $441,363.89, to be paid on the Effective
          Interest Payment by      Date.
          Party A to Depositor
          or its affiliate:

          Payment Dates:           With respect to any Distribution Date:

                                   (i) such Distribution Date, with respect to
                                   Additional Fixed Amounts or any Fixed Payer
                                   Shortfall Reimbursement Amount; and

                                   (ii) with respect to Floating Amounts and
                                   Fixed Amounts that are neither Additional
                                   Fixed Amounts nor Fixed Payer Shortfall
                                   Reimbursement Amounts, (A) the 2nd Business
                                   Day immediately preceding such Distribution
                                   Date, if the Floating Amount is greater
                                   than the Regular Fixed Amount, or (B) such
                                   Distribution Date, if the Regular Fixed
                                   Amount is greater than or equal to the
                                   Floating Amount.

          Business Days:           As defined in the Pooling and Servicing
                                   Agreement.

          Calculation Agent:       Party B

     FIXED AMOUNTS:

          Fixed Rate Payer:        Party B

          Fixed Rate:              5.4790% per annum

          Fixed Amount:            With respect to any Distribution Date and the
                                   applicable Payment Date to which it relates,
                                   the lesser of: (1) the product of (a) the
                                   Fixed Rate, (b) 1/12 and (c) the Notional
                                   Amount with respect to such Distribution Date
                                   (the "Regular Fixed Amount"); (2) the amount
                                   of interest distributions paid in respect of
                                   the Class AN-FL REMIC II Regular Interest on
                                   such Distribution Date under the Pooling and
                                   Servicing Agreement (the "Available Fixed
                                   Amount"); or (3) the product of (a) the
                                   Weighted Average Net Mortgage Pass-Through
                                   Rate (as defined in the Pooling and Servicing
                                   Agreement) with respect to the related
                                   Distribution Date, (b) 1/12 and (c) the
                                   Notional Amount with respect to such
                                   Distribution Date (the "Net WAC Fixed
                                   Amount").

          Additional Fixed         With respect to any Distribution Date and the
          Amount:                  applicable Payment Date to which it relates,
                                   the amount of any Yield Maintenance Charges
                                   and Prepayment Premiums (each as defined in
                                   the Pooling and Servicing Agreement) paid in
                                   respect of the Class AN-FL REMIC II Regular
                                   Interest on the related Distribution Date
                                   under the Pooling and Servicing Agreement.

          Fixed Payer Shortfall    With respect to any Distribution Date and the
          Reimbursement Amount:    applicable Payment Date to which it relates,
                                   if the Cumulative Fixed Payer Shortfall
                                   Amount is an amount greater than zero, and
                                   further if

                                      -2-

                                   the Available Fixed Amount exceeds the
                                   Regular Fixed Amount, an amount equal to the
                                   lesser of such excess interest distributions
                                   and the Cumulative Fixed Payer Shortfall
                                   Amount.

                                   "Cumulative Fixed Payer Shortfall Amount"
                                   means, with respect to any Distribution Date,
                                   (a) the sum of all Fixed Payer Shortfall
                                   Amounts with respect to prior Distribution
                                   Dates minus (b) the sum of all Fixed Payer
                                   Shortfall Reimbursement Amounts with respect
                                   to prior Distribution Dates.

                                   For the avoidance of doubt, interest
                                   distributions with respect to the Class AN-FL
                                   REMIC II Regular Interest do not include
                                   Prepayment Premiums or Yield Maintenance
                                   Charges for the purposes of calculating
                                   Available Fixed Amounts.

          Fixed Payer Shortfall    (see definition of Floating Amount below)
          Amount:

     FLOATING AMOUNTS:

          Floating Rate Payer:     Party A

          Floating Rate Payer      With respect to any Distribution Date and the
          Calculation Periods:     Payment Date to which it relates, the period
                                   from and including the 12th day of the
                                   calendar month (without adjustment to reflect
                                   any Business Day Convention) which precedes
                                   the calendar month during which such
                                   Distribution Date occurs (or the Closing
                                   Date, as defined in the Pooling and Servicing
                                   Agreement, in the case of the Initial
                                   Floating Rate Payer Calculation Period) to,
                                   but excluding, the 12th day of the calendar
                                   month (without adjustment to reflect any
                                   Business Day Convention) during which such
                                   Distribution Date occurs, except that the
                                   final Floating Rate Payer Calculation Period
                                   will end on, but exclude, the Termination
                                   Date.

          Initial Floating Rate    From and including the Closing Date to, but
          Payer Calculation        excluding, April 12, 2006.
          Period:

          Floating Rate Option:    LIBOR, as defined and calculated under the
                                   Pooling and Servicing Agreement.

          Spread:                  0.2700%

          Floating Rate for the    4.8225% (exclusive of the Spread)
          Initial Floating Rate
          Payer Calculation
          Period:

          Floating Rate Day        Actual/360
          Count Fraction:

                                      -3-

          Floating Amount:         For each Payment Date in respect of a
                                   Floating Rate Payer Calculation Period, the
                                   greater of (A) zero and (B) an amount equal
                                   to (1) the product of (a) the Floating Rate,
                                   (b) the Floating Rate Day Count Fraction and
                                   (c) the Notional Amount for such Floating
                                   Rate Payer Calculation Period (the "Regular
                                   Floating Amount") minus (2) an amount equal
                                   to (x) the Regular Fixed Amount minus (y) the
                                   Fixed Amount; provided, however, that if the
                                   amount in clause (2) is greater than the
                                   amount in clause (1), the absolute value of
                                   such amount shall become a "Fixed Payer
                                   Shortfall Amount".

2.        CREDIT SUPPORT           With respect to Party B, the Pooling and
          DOCUMENTS:               Servicing Agreement (but only to the extent
                                   set forth in the Schedule to the Agreement).

                                   With respect to Party A, (1) the Guarantee of
                                   Merrill Lynch & Co., Inc., dated March 30,
                                   2006 and (2) the Credit Support Annex dated
                                   March 30, 2006 between Party A and Party B.

3.        ACCOUNT DETAILS:

          Account for payments     Deutsche Bank Trust Company Americas
          to Party A:              New York, NY: 021001033
                                   FAO: Merrill Lynch Capital Services, Inc.
                                   New York, NY
                                   Acct: 00-811-874

          Account for payments     Name: LaSalle Bank National Association, as
          to Party B:              Trustee
                                   ABA#: 071-000-505
                                   LaSalle/CHGO/CTR/BNF:/LASALLE TRUST
                                   Trust A/C#: 723534.1

4.        OFFICES:

          The Office of Party A
          for this Transaction
          is:                      New York, NY

          The Office of Party B    Chicago, Illinois
          for this Transaction
          is:

5.        It is understood and agreed by Party A and Party B that the duties of
          Party B hereunder shall, pursuant to the Pooling and Servicing
          Agreement, be performed by or at the direction of LaSalle Bank
          National Association in its capacity as Trustee thereunder (or any successor trustee thereunder).

          Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business
          Days by returning via telecopier an executed copy of this Confirmation to the attention of the Confirmations Unit (fax no. 917-778-0836).

                                      -4-

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

MERRILL LYNCH CAPITAL SERVICES, INC.    ACCEPTED AND CONFIRMED AS OF THE DATE
                                        FIRST WRITTEN:

                                        ML-CFC COMMERCIAL MORTGAGE TRUST 2006-1

                                        BY: LASALLE BANK NATIONAL ASSOCIATION,
                                            NOT IN ITS INDIVIDUAL CAPACITY,
                                            BUT SOLELY AS TRUSTEE

By: /s/ Richard Zaleski                 By: /s/ Andy Streepey
    ---------------------------------       ------------------------------------
Name: Richard Zaleski                   Name: Andy Streepey
Title: Authorized Signatory             Title: Assistant Vice President

                                      -5-